Exhibit 99.2
EVgo Q3 2022 Earnings Call November 2, 2022 Nasdaq: EVGO – investors.evgo.com

Safe Harbor & Forward Looking Statements

Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "estimate," "plan," "project," "forecast," "intend," "will," "expect," "anticipate," "believe," "seek," "target" or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements are based on the current expectations or beliefs of the management of EVgo Inc. ("EVgo" or the "Company") and are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These forward-looking statements include, but are not limited to, express or implied statements regarding EVgo's future financial performance, revenues, capital expenditures, chargers in operation or under construction and network throughput, EVgo's expectation of market position and acceleration in its business due to factors including increased EV adoption, and EVgo's collaboration with partners enabling effective deployment of chargers. These statements are based on various assumptions, whether or not identified in this presentation, and on the current expectations of EVgo's management and are not predictions of actual performance. There are a significant number of factors that could cause actual results to differ materially from the statements made in this presentation, including changes or developments in the broader general market; ongoing impacts from COVID-19 on EVgo's business, customers, and suppliers; macro political, economic, and business conditions, including inflation and conflicts that could impact EVgo's supply chains; increased competition, including from new and existing entrants in the EV charging market; unfavorable conditions or further disruptions in the capital and credit markets and EVgo's ability to obtain additional capital on commercially reasonable terms; EVgo's limited operating history as a public company; EVgo's dependence on widespread adoption of EVs and increased installation of charging stations; mechanisms surrounding energy and non-energy costs for EVgo's charging stations; the impact of governmental support and mandates that could reduce, modify, or eliminate financial incentives, rebates, and tax credits; supply chain disruptions; EVgo's ability to expand into new service markets, grow its customer base, and manage its operations; impediments to EVgo's expansion plans, including permitting delays; the need to attract additional fleet operators as customers; potential adverse effects on EVgo's revenue and gross margins if customers increasingly claim clean energy credits and, as a result, they are no longer available to be claimed by us; risks related to EVgo's dependence on its intellectual property; and risks that EVgo's technology could have undetected defects or errors. Additional risks and uncertainties that could affect the Company's financial results are included under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations of EVgo" in EVgo's Annual Report on Form 10-K for the year ended December 31, 2021, filed with the Securities and Exchange Commission (the "SEC") on March 24, 2022, as well as its other filings with the SEC, copies of which are available on EVgo's website at investors.evgo.com, and on the SEC's website at www.sec.gov. All forward-looking statements in this presentation are based on information available to us as of the date hereof, and EVgo does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by applicable law.

Use of Non-GAAP Financial Measures

To supplement EVgo's financial information, which is prepared and presented in accordance with generally accepted accounting principles in the United States of America ("GAAP"), EVgo uses certain non-GAAP financial measures. The presentation of non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. EVgo uses these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. EVgo believes that these non-GAAP financial measures provide meaningful supplemental information regarding EVgo's performance by excluding certain items that may not be indicative of EVgo's recurring core business operating results. EVgo believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing EVgo's performance. These non-GAAP financial measures also facilitate management's internal comparisons to EVgo's historical performance. EVgo believes these non-GAAP financial measures are useful to investors both because (1) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making and (2) they are used by EVgo's institutional investors and the analyst community to help them analyze the health of EVgo's business.

Reconciliations of these non-GAAP financial measures to the most comparable GAAP measures can be found in the tables included at the end of this presentation.

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1 Cathy Zoi, CEO Strategic Overview 3

Snapshot of EVgo's Market Leading Position

Market leader in clean mobility electrification – backed by 100% renewable power

8 OEM Partners
Engaged by multiple OEMs for partnerships ranging from charging credit and infrastructure buildout, to marketing and data integration

100%
Renewable energy powered since 2019 through renewable energy certificates

~140 Million
Americans within 10 Miles of EVgo charger

900+ locations
#1 in public DC fast charging sites

~498,000
Customer accounts

2,625 stalls
DC fast charging stalls in operation or under construction

Over 30 states
Over 60 major metropolitan areas

4,534 stalls
In Active E&C Stall Development Pipeline

51%
Y-o-Y network throughput growth[1]

2.8MM+ users
Registered PlugShare accounts



Current EVgo Fast Charging Locations
Coming Soon EVgo Fast Charging Locations
Potential GM + Pilot Flying J Locations

Source: Company estimates, PlugShare
All figures as of Q3'22 unless otherwise noted
1) Q3'22 vs Q3'21.

Locations intended to provide an approximation of future charging sites.
Construction of charging sites is subject to various risks and delays, and not all of the future charging sites depicted above may be completed.

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• Addition of new national retail brand names , complemented by deepening engagements with a number of existing portfolio site host partners, has significantly increased EVgo’s potential pipeline locations o EVgo has added nearly 10,000 potential charging stalls that pass internal investment hurdles and could be added to the pipeline • Closed new “behind - the - fence” arrangement with MHX Solutions • Signed new DCFC agreements with existing AV partners • Executed eXtend Workplace to deploy and manage L2 and DC fast charging stalls for GM employees at four different GM facilities • Entered into new site host agreements with multiple partners, including Lowe’s • Expanded site footprint at several large grocery chains, including Kroger and WinCo Extending Relationships Across Leading Partner Ecosystem 5 New EVgo chargers at WinCo Foods in North Las Vegas

8.0 12.1 Q3'21 Q3'22 Key Business Highlights Accelerating growth and investment in network Stalls in Operation or Under Construction Network Throughput (GWh) +51% 6 +47% 2,625 Stalls in operation or under construction, with 188 new stalls added to our network this quarter 4,534 Active E&C Stall Development Pipeline reached largest point ever 188 New stalls added to our network during Q3, increase of 300% YoY 12.1 GWh Network throughput of 12.1 GWh, up ~51% from a year ago 70 % Revenue increase versus last year + 2.8 M PlugShare registered users All figures for Q3’22 or as of 9/30/22 unless otherwise noted. 9/30/21 9/30/22 1,786 2,625

Technology is at Intersection of all Aspects of EVgo's Business

Creating the foundational infrastructure for the nascent charging ecosystem

Autocharge+

- Launched nationwide in September, setting new bar for streamlined EV charging experience
- Available for Tesla vehicles that can use the CCS adapter
- Simplifies charging experience – leading to faster, more convenient, more secure charging sessions without need for manually initiating a charge and payment session
- Growing enrollment in Autocharge+ and positive feedback from new and existing drivers taking advantage of feature

PlugShare

- 2.8 million registered users in Q3'22 as platform continues to grow
- Ended Q3 with ~5.6M total check-ins since launch
- Recorded 1.6M check-ins during first three quarters of 2022, representing 75% increase over first three quarters of 2021

EVgo Optima™

- Smart, cloud-based software platform helps ensure vehicles are optimally fueled at low cost while adhering to facility and grid constraints
- Software uses real-time data to help optimize charging of fleet vehicles
- User-friendly interface provides fleet managers with easy access to the most important data
- Integrated customer service provides seamless communication, helping to ensure uptime and SLA requirements are met

EVgo Inside™

- OEMs increasingly taking advantage of EVgo Inside
- EVgo Inside's APIs seamlessly integrate into OEM-branded apps
- Flexible solution provides drivers with easy ability to register new account, find fast charger, view real-time availability and start a charge, among other features

EVgo Innovation Lab

- Operating since 2021, Innovation Lab conducts interoperability testing across hardware, firmware, and software ecosystem for EVs
- Principal location in El Segundo, California, with 3 remote testing locations at OEM development and testing facilities
- 13 different OEMs have tested passenger vehicles, and 12 OEMs have tested fleet vehicles since EVgo launched the Lab

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National Electric Vehicle Infrastructure program (NEVI) will allocate approx. $5 billion to states over next five years • U.S. government approved all 50 state plans (plus Washington D.C. and Puerto Rico) on Sept. 27, 2022 • With approval, states now have access to FY’22 and FY’23 NEVI formula funding, representing $615 million to help build EV chargers covering approximately 75k miles of highway • Expect first solicitations from states in Q4’22 or Q1’23, with initial funds deployed in 2023, based on state procurement and RFP processes Launched EV Charging Hero National Recognition Program • The Connect the Watts ™ National EV Charging Recognition Program celebrates leaders in the EV charging ecosystem for their work and achievements in driving the electrification of transportation • National EV Charging Recognition Program is the latest expansion to Connect the Watts, EVgo’s effort to bring the EV charging infrastructure community together to identify best practices and accelerate fast charger deployment U.S. Set for Rapid Investment in Fast Chargers

2 Olga Shevorenkova, CFO Financial and Operational Overview 9

Key Operational Highlights

Active E&C Stall Development Pipeline


+82%
2,494
4,534
Q3 2021
Q3 2022

EVgo Customer Accounts (000s)


340
377
444
498
Q4'21
Q1'22
Q2'22
Q3'22

Revenue ($MM)


+70%
$6.2
$10.5
Q3'21
Q3'22

Continued focus on scaling execution in Q3'22

- 82% year-over-year growth in Active E&C Stall Development Pipeline, which includes addition of Pilot Flying J stalls this quarter
- Customer account growth of 60% year-over-year
- Year-over-year throughput exceeding operational stall growth:
    - Operational stall growth: +33%
    - Network throughput: +51%
    - Revenue: +70%

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• Revenues grew 70% year - over - year, driven by increases in retail charging, ancillary revenues and regulatory credit sales • Retail charging revenue increased 62% on YoY basis • Ancillary revenues increased 152% on YoY basis • Pre - engineering work started on certain Pilot Flying J sites in Q3 • Adjusted gross margins, as expected, declined to 19% due to lower LCFS prices and higher energy costs, partially offset by improved leverage of network fixed operating costs • As previewed in previous reports, decrease in adjusted gross margin vs. Q1 and Q2 was driven by additional recognition of LCFS revenues during Q1 and Q2, and lower LCFS pricing in the third quarter • Adj. EBITDA reflects continued investments in growth • Ended Q3’22 with $301 million in cash and restricted cash 1. Adjusted Gross Profit / (Loss), Adjusted Gross Margin, and Adjusted EBITDA are non - GAAP measures and have not been prepared in accordance with GAAP. For a definition of these non - GAAP measures and a reconciliation to the most directly comparable GAAP mea sure, please see “Definitions of Non - GAAP Financial Measures” and “Reconciliations of Non - GAAP Measures” included elsewhere in these m aterials. Key Financial Highlights Quarterly Revenue, Margin and Cash Flow Update 11

• Updated 125 stalls YTD • Working with site hosts to evaluate replacement or removal of additional stalls in 2023 • Focused mostly on 1 st generation 50 kW chargers, with plans to: o Upgrade existing sites with high power chargers; o Expand sites; or o Retire chargers • Effort is expected to enhance customer experience by replacing oldest chargers with more reliable, high - quality units EVgo ReNew Initiative Designed to Improve Uptime, Enhance Customer Experience 12 EVgo entered into a new supply agreement with Delta Electronics for 350kW chargers.

Network Throughput 42 - 45 GWh Adjusted EBITDA* ($80 ) - ($85)MM Total Stalls in Operation or Under Construction as of YE 2022 2,800 - 3,100 Updating key 2022 financial and operational forecast figures: 2022 Guidance 13 *A reconciliation of projected Adjusted EBITDA (Non - GAAP) to net income (loss), the most directly comparable GAAP measure, is not provided because certain measures, including share - based compensation expense, which is excluded from adjusted EBITDA, cannot be reasonably calculated or predicted at this time without unreasonable efforts .. For a definition of Adjusted EBITDA and a reconciliation to the most directly comparable GAAP measure, please see please see “ Definitions of Non - GAAP Financial Measures ” and “ Reconciliations of Non - GAAP Measures ” included elsewhere in these materials .. Revenue $48 - 55MM

3 Appendix Reconciliation of Non - GAAP Measures to GAAP, Summary Financials 14

Revenue Disaggregation 15

This presentation includes Non - GAAP financial measures including “Adjusted Cost of Sales,” “Adjusted Gross Profit (Loss),” “Adju sted Gross Margin,” “EBITDA,” and “Adjusted EBITDA.” EVgo believes these measures are useful to investors in evaluating EVgo’s financial performance. In addition, EVgo uses these measures internally to establish forecasts, budgets, and operational goals to manage and monitor its business. EVgo believes that these Non - GAAP financial measures help to depict a more realistic representation of the performance of the underl ying business, enabling EVgo to evaluate and plan more effectively for the future. EVgo believes that investors should have access to the same set of tools that its management uses in analyzing operating results. EVgo defines Adjusted Cost of Sales as cost of sales before: ( i ) depreciation and amortization, (ii) share - based compensation, and (iii) reimbursement from original equipment manufacturers. Adjusted Gross Profit (Loss) is defined as revenues less Adjusted Cost of Sales. Adjusted Gross Margin is defined as Adjusted Gross Profit (Loss) as a percentage of revenues. EVgo defines EBITDA as net income (loss) before ( i ) interest expense, (ii) income taxes and (iii) depreciation and amortization. EVgo defines Adjusted EBITDA as EBITDA plus ( i ) share - based compensation expense, (ii) loss on disposal of property and equipment, (iii) loss (gain) on investments, (iv) bad debt expense, (v) change in fair value of earnout liability, (vi) change in fair value of warrant liability, and (vii) certain other items that we believe are not i ndi cative of our ongoing performance. Adjusted Cost of Sales, Adjusted Gross Profit (Loss), Adjusted Gross Margin, EBITDA, and Adjusted EBITDA are not prepared in acc ordance with GAAP and may be different from Non - GAAP financial measures used by other companies. These measures should not be considered as measures of financial performance under GAAP, and the ite ms excluded from or included in these metrics are significant components in understanding and assessing EVgo’s financial performance. These metrics should not be considered as alternatives to revenue, net income (loss) or any other perf or mance measures derived in accordance with GAAP. Definitions of Non - GAAP Financial Measures 16

Reconciliations of Non - GAAP Measures to GAAP 17

Financial Statements: Balance Sheets 18

Financial Statements: Consolidated Statements of Operations 19

Financial Statements: Selected Cash Flow Data 20